UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

HARTMAN vREIT XXI, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On December 21, 2016, Hartman vREIT XXI, Inc. (the “Company”) and Hartman Real Assets Securities, Inc. (the “Dealer Manager”) entered into a Dealer Manager Agreement, effective as of January 1, 2017 (the “Dealer Manager Agreement”), which will govern the distribution by the Dealer Manager of the Company’s Class A and Class T common shares in its initial public offering (the “Primary Offering”).  Pursuant to the Dealer Manager Agreement, the Company will pay to the Dealer Manager selling commissions in the amount of up to 7% of the gross offering proceeds before re-allowance to participating broker-dealers for the sale of Class A shares and up to 3% of the gross offering proceeds for the sale of Class T shares.  Pursuant to the Soliciting Dealer Agreements, the Dealer Manager will re-allow 100% of its selling commissions to the participating broker-dealers.  As compensation for the services rendered by the Dealer Manager, the Company will also pay the Dealer Manager a dealer manager fee of up to 3.0% of gross offering proceeds, before re-allowance to participating broker-dealers.  In addition, the Dealer Manager shall receive and re-allow to the Soliciting Dealer that sold the Shares, a distribution and shareholder servicing fee on the sale of Class T common shares which accrues daily and is calculated on outstanding Class T common shares issued in the primary offering in an amount equal to one percent (1%) per annum of the purchase price of the Class T common share paid by purchaser. The Company will have no obligation to pay the trailing shareholder servicing fee if the applicable shares are no longer outstanding or total underwriting compensation paid exceeds 10% of the gross proceeds from the Primary Offering.

The foregoing is qualified in its entirety by the Dealer Manager Agreement, a copy of which was filed as Exhibit 1.1 with Pre-Effective Amendment No. 2 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-207711), filed on December 21, 2016, and is incorporated by reference herein.

Amended and Restated Advisory Agreement

The Company and Hartman XXI Advisors, LLC (“the “Advisor”), previously entered into an Advisory Agreement, dated as of May 9, 2016.  On December 21, 2016, the Company and the Advisor entered into an amended and restated advisory agreement (as amended and restated, the “Advisory Agreement”), which added the shareholder servicing fee attributable to Class T common shares.  The terms of the Advisory Agreement otherwise remain unchanged.

The foregoing is qualified in its entirety by the Advisory Agreement, a copy of which was filed as Exhibit 10.1 with Pre-Effective Amendment No. 2 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-207711), filed on December 21, 2016, and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
1.1

Dealer Manager Agreement, dated December 21, 2016, by and among Hartman vREIT XXI, Inc. and Hartman Real Assets Securities, Inc. (incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-207711), filed on December 21, 2016

10.1

Amended and Restated Advisory Agreement, dated December 21, 2016, by and among Hartman vREIT XXI, Inc. and Hartman XXI Advisors, LLC (incorporated by reference to Exhibit 10.1 to Pre-Effective Amendment No. 2 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-207711), filed on December 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: December 22, 2016	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
1.1

Dealer Manager Agreement, dated December 21, 2016, by and among Hartman vREIT XXI, Inc. and Hartman Real Assets Securities, Inc. (incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-207711), filed on December 21, 2016

10.1

Amended and Restated Advisory Agreement, dated December 21, 2016, by and among Hartman vREIT XXI, Inc. and Hartman XXI Advisors, LLC (incorporated by reference to Exhibit 10.1 to Pre-Effective Amendment No. 2 to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-207711), filed on December 21, 2016